Exhibit 99.1

Acquisition of BioSphere Medical NASDAQ: MMSI May 2010

Forward Looking Statements Statements contained in this release which are not purely historical, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties such as those described in Merit's Annual Report on Form 10-K for the year ended December 31, 2009. Such risks and uncertainties include risks relating to: healthcare policy changes which may have a material adverse effect on Merit’s operations or financial results; infringement of Merit's technology or the assertion that Merit's technology infringes the rights of other parties; national economic and industry changes and their effect on Merit's revenues, collections and supplier relations; termination or interruptions of supplier relationships, or failure of suppliers to perform; product recalls and product liability claims; inability to successfully manage growth, through acquisitions; delays in obtaining regulatory approvals, or the failure to maintain such approvals; failure to comply with governing regulations and laws; concentration of Merit's revenues among a few products and procedures; development of new products and technology that could render Merit's products obsolete; market acceptance of new products; introduction of products in a timely fashion; price and product competition; availability of labor and materials; cost increases; fluctuations in and obsolescence of inventory; volatility of the market price of Merit's common stock; foreign currency fluctuations; changes in key personnel; work stoppage or transportation risks; modification or limitation of governmental or private insurance reimbursements; changes in health care markets related to health care reform initiatives; limits on reimbursement imposed by governmental programs; impact of force majeure events on Merit's business, including severe weather conditions; failure to comply with applicable environmental laws; and other factors referred to in Merit's Annual Report on Form 10-K for the year ended December 31, 2009, and other reports filed with the Securities and Exchange Commission. All subsequent forward-looking statements attributable to Merit or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Actual results will differ, and may differ materially, from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results, and Merit assumes no obligation to update or disclose revisions to those estimates. 2 2

Merit Medical Focus Merit designs, manufactures and markets single-use products for use in: Interventional Radiology Interventional Cardiology Gastroenterology Stand-alone Imaging Centers 3

Merit Medical Highlights Broad and Diversified Product Offering History of Internal Product Development Expansive Patent Portfolio Global Footprint Highly Trained Direct Sales Force in Key Markets Manufacturing and Regulatory Excellence Market Driven Innovation Experienced Management Track Record of Growth and Profitability 4

Proven Business Model Revenue EBITDA $ in millions $ in millions 5 $78 $91 $104 $116 $136 $151 $167 $191 $208 $227 $257 $0 $50 $100 $150 $200 $250 $300 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 $10 $8 $15 $21 $30 $33 $30 $28 $32 $41 $45 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

Track Record of Other Successful Acquisitions  6 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 1/4/1999 6/1/2000 11/2/2001 4/4/2003 9/2/2004 2/1/2006 7/3/2007 11/28/2008 4/30/2010 Stock Price 06/02/2009: Hatch Medical LLC, EnSnare ® Assets 02/19/2009: Biosearch Medical Products Inc., Two Products 02/18/2009: Alveolus, Inc 04/10/2006: Hypoguard USA Inc., Future Safety Scalpel Business 02/27/2007: Datascope, ProGuide Chronic Dialysis Catheter Products 11/02/2007: Vascon LLC, Cardiac and Peripheral Catheter Assets 03/31/2006: Millimed A/S, Hemostasis Device Business 01/03/2006: MCTec B.V. 10/26/2004: MedSource Packaging Concepts LLC 03/31/2000: Electro-Catheter, All Assets 07/21/1999: Mallinckrodt Inc., Catheter Unit

Track Record of Other Successful Acquisitions 06/02/2009: Hatch Medical LLC, EnSnare® Assets 02/19/2009: Biosearch Medical, Two Products 02/18/2009: Alveolus, Inc. 11/02/2007: Vascon, Catheter Assets 02/27/2007: Datascope, ProGuide Products 04/10/2006: Hypoguard USA, Scalpel Business 03/31/2006: Millimed, Hemostasis Device Business 01/03/2006: MCTec B.V. 10/26/2004: MedSource Packaging Concepts LLC 03/31/2000: Electro-Catheter Corp, All Assets 07/21/1999: Mallinckrodt Inc., Catheter Unit 7

Merit Medical Strategic Objectives Increase addressable market opportunity Expand offering to targeted call points Advancing technology base Leverage global sales channels Create product pull-through Increase margins Maximize profitability and cash flow Participate in emerging procedural opportunities 8

BioSphere – Strong Strategic Fit Increase Addressable Market Adds approximately $1 billion of addressable market potential in women’s health and interventional oncology Utilize Merit’s global sales channels to expand market penetration Leverage Sales Channels Embolotherapy procedures utilize numerous other Merit products such as guide wires, catheters, stopcocks, syringes, kits and packs Create Product Pull-Through BioSphere’s products will drive higher consolidated margins Increase Margins Expand Offering to Targeted Call Point Embolotherapy procedures are predominantly administered by Interventional Radiologists – Merit’s primary call point Maximize Profitability and Cash Flow Elimination of redundancies and utilization of BioSphere’s NOL will drive increased profits and cash flow over time 9

Terms of Acquisition Agreement All cash transaction $4.38 per share of BioSphere Medical Equity Value: $96 million Enterprise Value: $86 million NOL of $77 million Transaction is scheduled to close in Q3 2010, subject to shareholder approval and other customary closing conditions Transaction expected to be EPS accretive for CY 2011 Revenue and operating expense synergies expected 10

Cost Synergies Executive Staff Sales and Marketing Accounting Public Company Costs Customer Service Headquarters Human Resources Information Systems Consultants Travel Allowance Logistics Trade Shows PMA Clinical Trial Expense ($3 m) Net Cost synergies $12 m $15 m 11

BioSphere Medical Company Overview Company Leader in Embolotherapy for UFE Founded 1993 Headquarters: Rockland, MA Manufacturing: Roissy, France 88 global employees Markets Platform technology applicable to multiple therapeutic areas with compelling market sizes UFE market est. $650M Liver cancer opportunity est. $380M BPH opportunity est. $110M (US) Product Portfolio EmboSphere Microspheres HepaSphere/QuadraSphere HepaSphere + Doxorubicin Pioneer in drug-eluting embolics Distribution 21 sales territories in the U.S. 2 sales territories in France Nippon Kayaku (Japan) Distributors in R.O.W. 12

Platform Technology

Embolics Are a Platform Technology

EmboSphere	HepaSphere/QuadraSphere
• First embolic cleared by FDA for UFE • Most clinically studied spherical embolic • Calibrated sphere / targeted delivery • Polymer charge may promote cell adhesion	• Drug delivery platform • Highly compressible • Conformable • Bonds ionically with Doxorubicin

Compelling Benefits to Patients, Physicians, Hospitals, and Payers

Uterine Fibroids
(Interventional Gynecology)
$650 Million Global Market

- US ✓
- EU ✓
- Brazil ✓
- China ✓
- ROW ✓

Primary Liver Cancer
(Interventional Oncology)
$380 Million Global Market

- US: IDE Submitted 10/2009
- EU ✓
- Russia ✓

Benign Prostatic Hyperplasia
(Interventional Urology)
$110 Million US Market

- Growth Opportunity

13

MERIT MEDICAL

Merit Sales Channel Leverage Distributor Coverage 14 Extensive Leverage via Merit’s Global Sales and Distribution Channels U.S. – 96 Direct Reps E.U. – 30 Direct Reps Global – 174 Dealers and OEM Division Direct Sales Territories

 Growth Opportunity: Interventional Oncology 600k annual new cases of liver cancer (HCC) globally Growing international adoption of embolotherapy Shipments to China commenced Q1 2008 Drug-eluting embolization a highly targeted, minimally invasive treatment alternative HepaSphere CE Marked for delivery of doxorubicin US IDE filed in October 2009 for QuadraSphere Drug-Eluting Embolics for Primary Liver Cancer - $380 Million Opportunity 15

 Growth Opportunity: Interventional Urology Benign Prostatic Hyperplasia (BPH) expands addressable market opportunity 8.4 million “watchfully waiting” patients in the United States EmboSphere has demonstrated clinical efficacy U.S. IDE study contemplated Embolotherapy for BPH - $110 Million Opportunity in the U.S. Alone 16

Pro Forma Company Snapshot Merit Medical BioSphere Medical Pro Forma Revenues (2009 A) US International Gross Margin (2009 A) 42% 76% 44%* 2009 Growth rate 13% 7% 13% Distribution 96 Direct Reps (US) 30 Direct Reps (OUS) 174 dealer organizations Global OEM division 21 Reps (US) 2 Reps (France) Nippon Kayaku (Japan) Distributors (OUS) 100 Reps (US) 32 Reps (OUS) 174 Dealer Organizations Nippon Kayaku (Japan) Global OEM division Recent Product Launches EnSnare®, Laureate™, Impress™, Finale™, Maestro™, Blue Diamond™, OneStep VOS™, Miser 2™, Grandstand™ 1 new approval Addressable Market $5.5 Billion $1.1 Billion $6.6 Billion 17 * Reflects amortization of purchased intangibles 66% 34% 68% 32% 78% 22%

Significant Financial Opportunities Near-Term Cost Synergies Consolidate U.S. headquarters Rationalize SG&A Purchasing contracts/supply chain management Longer-Term Opportunities Leverage technology for future product lines Launch of QuadraSphere with Doxorubicin in U.S. Revenue Synergies Integrate BioSphere products with Merit Medical products into global markets Accelerate embolic product adoption OUS Drive BioSphere Medical product sales in US 18

Financial Guidance 19 Revenue $283-291 m Deal Costs $3.3 m $28.3 m Severance $5.0 m Inventory mark-up $2.0 m Total $10.3 m EPS $0.85-$0.89 $0.04-$0.05 EBIDA $51m $8m NOL Cash Benefit $1.3m * First full year of operation Merit Alone 2010 Deal Costs 2010 Biosphere’s 2011 Impact* (additional $0.07 non-cash amortization of intangibles)

Pro Forma Balance Sheet ($ in thousands) December 2010 Assets Cash & Equivalents $12,000 Total Assets $385,000 Liabilities Debt* $92,000 Total Liabilities $149,000 Total Liabilities & Equity $385,000 20 * Reflects $32 million unused credit facility balance

CEO Perspective Complementary Strategic Fit Leverages call points to drive product leverage Merit’s sales channels expand market penetration New products drive higher consolidated margins No gaps in manufacturing and R&D excellence A fair value acquisition with extensive diligence by Merit Significant Revenue and Cost Synergies Sales force leverage and global cross-selling opportunities Elimination of redundant US operations Significant cost synergies across SG&A and manufacturing 21

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